UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

SCHEDULE 14A
____________________

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Solitron Devices, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SOLITRON DEVICES, INC.
3301 Electronics Way
West Palm Beach, Florida 33407
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 9, 2021

To our Stockholders:

The Annual Meeting of Stockholders of Solitron Devices, Inc. (the "Company") will be held on Thursday, December 9, 2021 at 10:00 a.m., Eastern Time, at 901 Sansburys Way, West Palm Beach, Florida 33411 for the following purposes:

(1)
The election of five (5) directors. The Class III director will serve for a term until the 2022 Annual Meeting of Stockholders, the Class I directors will serve for a term until the 2023 Annual Meeting of Stockholders and the Class II directors will serve for a term until the 2024 Annual Meeting of Stockholders;

(2)
The ratification of the selection of MaloneBailey LLP as the Company's independent certified public accountants for the fiscal year ending February 28, 2022;

(3)
A non-binding advisory vote on the compensation of the named executive officers of the Company ("Say on Pay");

(4)
A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years;

(5)
The approval of the 2019 Stock Incentive Plan; and

(6)
The transaction of such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on October 12, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2021 is being made available with this proxy statement.

By order of the Board of Directors,

Tim Eriksen
Chief Executive Officer, Interim Chief Financial Officer and Director

West Palm Beach, Florida
November 5, 2021

INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials: A full set of all proxy materials for the Annual Meeting of Stockholders to be held on December 9, 2021 is enclosed with this Notice. Additionally, the Company’s proxy statement, most recent annual report on Form 10-K, and other proxy materials are available at https://www.cstproxy.com/solitrondevices/2021.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are furnishing our proxy materials, including this proxy statement and our annual report, to our stockholders through the mail. On November 5, 2021, we began mailing the proxy materials. The proxy materials contain instructions on how to vote via the Internet or by mailing the enclosed proxy.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on December 9, 2021

Our Annual Report and this proxy statement are available at https://www.cstproxy.com/solitrondevices/2021.

YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES OWNED, TO SIGN AND DATE THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY, OR TO USE THE INTERNET VOTING SYSTEM SET FORTH IN THE PROXY.

SOLITRON DEVICES, INC.
3301 Electronics Way
West Palm Beach, Florida 33407

PROXY STATEMENT
Annual Meeting of Stockholders
To be held on December 9, 2021

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Solitron Devices, Inc. of proxies to be voted at our 2021 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Thursday, December 9, 2021, at 10:00 a.m., Eastern Time, at 901 Sansburys Way, West Palm Beach, Florida 33411. If you plan to attend the Annual Meeting, you can obtain directions by contacting Lana Pazienza at (561) 848-4311 extension 208. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about November 5, 2021. In this proxy statement, Solitron Devices, Inc. is referred to as the "Company," "we," "our" or "us."

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)
The election of five (5) directors. The Class III director will serve for a term until the 2022 Annual Meeting of Stockholders, the Class I directors will serve for a term until the 2023 Annual Meeting of Stockholders and the Class II directors will serve for a term until the 2024 Annual Meeting of Stockholders;

(2)
The ratification of the selection of MaloneBailey LLP as the Company's independent certified public accountants for the fiscal year ending February 28, 2022;

(3)
A non-binding advisory vote on the compensation of the named executive officers of the Company ("Say on Pay");

(4)
A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years;

(5)
The approval of the 2019 Stock Incentive Plan; and

(6)
The transaction of such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company's common stock at the close of business on October 12, 2021, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 2,083,452 shares of common stock outstanding that are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock is entitled to one vote at the Annual Meeting.

The holders of a majority of the issued and outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote at the Annual Meeting, constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 1 — Election of Directors, Proposal 3 — Say on Pay, Proposal 4 — Frequency of the Vote on Say on Pay and Proposal 5 — Vote on the 2019 Stock Incentive Plan. As a result, any broker that is a member of the New York Stock Exchange will not have the discretion to vote on Proposals 1, 3, 4 and 5 if such broker has not received instructions from the beneficial owner. A broker non-vote or an abstention will have no effect on the proposals, except that an abstention will have the same effect as a vote against Proposal 2 — ratification of MaloneBailey LLP as our independent certified public accountants for the year ending February 28, 2022 and Proposal 3 — Say on Pay Proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" Proposal 1 — the election of each of the nominees to the Board named herein, "FOR" Proposal 2 — the ratification of MaloneBailey LLP as our independent certified public accountants for the year ending February 28, 2022, "FOR" Proposal 3 — the approval of the Say on Pay proposal, for the selection of “1 YEAR” as the frequency with which stockholders are provided an advisory vote on Say on Pay and "FOR" Proposal 5 — the approval of the 2019 Stock Incentive Plan. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

Voting by Stockholders of Record.

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy via the Internet or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections. Please be prepared to present photo identification for admittance to the Annual Meeting.

Voting by Beneficial Owners.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by proxy by following the instructions provided in the vote instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Annual Meeting. Also, be prepared to present photo identification for admittance to the Annual Meeting.

Changing Your Vote.

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet (only your latest Internet proxy submitted prior to the meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

All votes will be tabulated by an Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's executive office, located at 3301 Electronics Way, West Palm Beach, Florida 33407, for a period of ten (10) days prior to the Annual Meeting and will be available at the Annual Meeting for examination by any stockholder.

ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee, our Board has nominated the five persons listed below to stand for election. Each director nominee is a current director who is standing for re-election upon the recommendation of the Nominating Committee. The Class III director identified below will hold office for a term expiring at the 2022 Annual Meeting of Stockholders; the Class I directors identified below will hold office for a term expiring at the 2023 Annual Meeting of Stockholders; and the Class II directors identified below will hold office for a term expiring at the 2024 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders following this election, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their successors have been duly elected and qualified.

Each nominee listed below is willing and able to serve as a director. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the Board, and any shares represented by proxy will be voted for the substitute nominee, unless the Board reduces the number of directors.

The following table sets forth certain information concerning the nominees for director:

Name	Age	Positions with the Company	Class	Year Term Expires(4)
Dwight P. Aubrey(1)(2)	75	Director	Class I	2023
John F. Chiste(1)(3)	65	Director	Class I	2023
Tim Eriksen	52	Chief Executive Officer, Interim Chief Financial Officer and Director	Class II	2024
David W. Pointer(2)(3)	51	Chairman	Class II	2024
Charles M. Gillman(2)(3)	51	Director	Class III	2022

The following table sets forth certain information concerning the directors and nominee for director:
____________
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating Committee.
(4) The last annual meeting of stockholders was held on August 26, 2016.

CLASS III — TERM EXPIRING AT 2022 ANNUAL MEETING

Charles Gillman

Mr. Gillman was appointed a director on July 22, 2016. Mr. Gillman also serves as Chairman of the Nominating Committee, and a member of the Compensation Committee. The appointment of Mr. Gillman was a result of both mutual business interest and discussions between the Board and Novation Companies, Inc. regarding the avoidance of a proxy contest. In return for Novation Companies, Inc. agreeing to not pursue a proxy contest at the Company’s 2016 Annual Meeting of Stockholders, the Board agreed to appoint Mr. Gillman as a Class III director, nominate him for re-election at the 2016 Annual Meeting of Stockholders and reimburse the reasonable expenses incurred to date by Novation Companies, Inc. regarding a potential proxy contest at the 2016 Annual Meeting of Stockholders.

Mr. Gillman is the Owner and Executive Managing Director of the IDWR Multi-Family Office (the "IDWR"), a position he has held since 2013. The IDWR employs a team of analysts with expertise in finding publicly traded companies that require operational enhancement and an improvement in corporate capital allocation. From 2001 to 2013, Mr. Gillman was a portfolio manager of certain family office investment portfolios at Nadel and Gussman, LLC. Prior to his employment at Nadel and Gussman, Mr. Gillman worked in the investment industry and as a strategic management consultant at McKinsey & Company, where he gained experience designing operational turnarounds of U.S. and international companies. Mr. Gillman currently serves on the board of directors of Digirad Corporation, Hill International, and Points International. Additionally, Mr. Gillman previously served on the board of directors of the following companies during the last five years: Hooper Holmes, Inc., Datawatch Corporation, Novation Companies Inc., Digirad, Hill International, and Points International. Mr. Gillman is a Summa Cum Laude graduate of the Wharton School and a Director of the Penn Club of New York which serves as the Manhattan home of the Wharton and Penn alumni community.

The Board believes that Mr. Gillman’s significant experience designing operational turnarounds of companies, as a successful portfolio manager and his mergers and acquisition experience highly qualifies him to serve as a member of the Board of Directors.

CLASS I — TERM EXPIRING AT 2023 ANNUAL MEETING

Dwight P. Aubrey

Mr. Aubrey was appointed a director on January 12, 2015. Mr. Aubrey also serves as Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Aubrey served as the President of ES Components LLC, a franchised distributor for wire bondable die and surface mountable components used by hybrid and semiconductor component manufacturers, from 1981 through 2017. Since 2017, Mr. Aubrey has been a consultant for new business development at ES Components. An immediate family member of Mr. Aubrey is the majority owner of ES Components, and Mr. Aubrey is a minority owner. Mr. Aubrey also served as the President and Owner of Compatible Components LLC, a manufacturer's representative and business development consulting company supplying microelectronic components, from 1979 until 2005 when he elected to close the business due to the growth of ES Components. Mr. Aubrey received an Associate of Arts in Business Administration from Central N.E. College in 1975.

The Company believes that Mr. Aubrey's extensive operational and business background in semiconductor component manufacturing highly qualifies him to serve as a member of the Board of Directors.

John F. Chiste

Mr. Chiste was appointed a director on January 12, 2015. Mr. Chiste also serves as Chairman of the Audit Committee and a member of the Nominating Committee. Mr. Chiste has served as the Chief Financial Officer of Encore Housing Opportunity Fund I, Fund II, Fund III and Rescore Property Corp., a group of private equity funds with assets under management in excess of $1.0 billion focused on acquiring opportunistic and distressed residential real estate primarily in Florida, Texas, Arizona and California, since 2010. Mr. Chiste was a director and Chairman of the Audit Committee of Forward Industries, Inc., a Nasdaq listed manufacturer and distributor of specialty and promotional products, primarily for hand held electronic devices, from February 2008 through January 2015. Mr. Chiste has also served since 2005 as Chief Financial Officer of the Falcone Group which owns a diversified real estate portfolio of companies. Mr. Chiste previously served as Chief Financial Officer of Bluegreen Corporation, a NYSE listed developer and operator of timeshare resorts, residential land and golf communities, from 1997 until 2005. He also served as Chief Financial Officer of Computer Integration Corp., a Nasdaq listed provider of information products and services, from 1992 until 1997. From 1983 until 1992, Mr. Chiste served as a Senior Manager with Ernst & Young LLP, a nationally recognized accounting firm. Mr. Chiste received a Bachelor of Business Administration in Accounting from Florida Atlantic University in Boca Raton. Mr. Chiste is a licensed Certified Public Accountant in the State of Florida.

The Company believes that Mr. Chiste's extensive financial and accounting experience highly qualifies him to serve as a member of the Board of Directors.

CLASS II — TERM EXPIRING AT 2024 ANNUAL MEETING

Tim Eriksen

Mr. Eriksen was elected a director on August 4, 2015. Mr. Eriksen served as a member of the Audit Committee from October 14, 2015 through July 22, 2016 when he resigned from the Audit Committee and was named Chief Executive Officer and Interim Chief Financial Officer. Mr. Eriksen was appointed Chief Executive Officer and Interim Chief Financial Officer of the Company on July 22, 2016. Mr. Eriksen founded Eriksen Capital Management LLC ("ECM"), a Lynden, Washington based investment advisory firm, in 2005. Mr. Eriksen is the Managing Member of ECM and Cedar Creek Partners LLC ("CCP"), a hedge fund founded in 2006 that focuses primarily on micro-cap and small cap stocks. Prior to founding ECM, Mr. Eriksen worked for Walker’s Manual, Inc., a publisher of books and newsletters on micro-cap stocks, unlisted stocks and community banks. Earlier in his career, Mr. Eriksen worked for Kiewit Pacific Co, a subsidiary of Peter Kiewit Sons, as an administrative engineer on the Benicia Martinez Bridge project. Mr. Eriksen received a B.A. from The Master’s University and an M.B.A. from Texas A&M University. Mr. Eriksen was a director and member of the Audit Committee of Novation Companies Inc. from April 2018 through August 2021. Mr. Eriksen was elected a director of TSR Inc. on October 22, 2019, and appointed to the Audit, Nominating, Compensation, and Special Committee on December 30, 2019. Mr. Eriksen was elected on August 31, 2021 to the board of directors of PharmChem, the manufacturer and sole source provider of the PharmChek® Drugs of Abuse Sweat Patch.

The Company believes that Mr. Eriksen’s extensive financial expertise, including knowledge of unlisted micro-cap companies and capital allocation, and his role as an officer of one of the Company's largest institutional stockholders highly qualifies him to serve as a member of the Board of Directors.

David W. Pointer

Mr. Pointer was elected a director on August 4, 2015. Mr. Pointer was named Chairman of the Board on July 22, 2016, and also serves as a member of the Nominating Committee and Compensation Committee. On March 27, 2018, Mr. Pointer was appointed to serve as Chief Executive Officer and Chairman of the Board of Novation Companies Inc. On August 12, 2020 the Board of Novation separated the CEO and Chairman roles, with Mr. Pointer remaining CEO. Mr. Pointer is the founder and managing partner of VI Capital Management, LLC (“VICM”). VICM was founded on January 1, 2008, and is the general partner for VI Capital Fund, LP, a value oriented investment limited partnership. Prior to founding VICM, Mr. Pointer served as Senior Vice President and Senior Portfolio Manager for ICM Investment Management (“ICM”). Prior to ICM, Mr. Pointer served as a Portfolio Manager for Invesco, Inc., where he worked with a senior partner in managing two mutual funds with assets in excess of $15 billion. Mr. Pointer has been a member of the Board of Directors of CompuMed, Inc., a healthcare services company, since January 2014 (and has served as Chairman of the Board since November 2014). From September 2014 to June 2015, he was a member of the Board of Directors of ALCO Stores, Inc., a publicly traded retailer in liquidation under the provisions of Chapter 11 of Title 11 of the United States Code. Mr. Pointer has an M.B.A. from the University of Pennsylvania and holds the Chartered Financial Analyst designation.

The Company believes that Mr. Pointer’s experience as a director at other companies and his ability to relate to the broader investment community highly qualifies him to serve as a member of the Board of Directors.

Legal/Disciplinary History

Below is a summary of a consent order from the State of Washington Department of Financial Institutions, Securities Division that one of our directors was subject to and an SEC administrative order that one of our directors was subject to.

V.I. Capital Management, LLC (“V.I. Capital”) and Chairman of the Board David W. Pointer are subject to a consent order (the “Consent Order”) from the State of Washington Department of Financial Institutions, Securities Division, dated March 12, 2018 (Order Number S-16-2093-17-CO01), relating to alleged breaches of their fiduciary duty as investment advisors to their clients, including (i) failure to disclose certain conflict of interest stemming from Mr. Pointer’s service on the Boards of Directors of CompuMed and Solitron Devices, Inc., (ii) pledging V.I. Capital investment fund assets as collateral for a line of credit for CompuMed, Inc. and failing to disclose such pledge to V.I. Capital’s year-end auditor, and (iii) failure to timely distribute audited financial statements and a final fund audit to investors. As conditions of the Consent Order, V.I. Capital and Mr. Pointer agreed to (i) cease and desist from violating the Securities Act of 1933, (ii) pay a fine of $10,000 and (iii) pay costs of $2,500. Mr. Pointer also agreed that he will not be a principal, officer or owner of an investment adviser or broker-dealer for 10 years following the entry of the Consent Order, but he may apply for a securities salesperson or investment adviser representative registration with an acceptable plan of supervision.

Company director Charles M. Gillman is subject to an SEC administrative order, dated February 14, 2017 (Securities Exchange Act Release No. 80038), relating to alleged violations of Section 13(d) of the Exchange Act and the rules promulgated thereunder, including failing to disclose the members of a stockholder group, and further allegations that he violated Section 16(a) of the Exchange Act and the rules promulgated thereunder, including failing to timely file initial statements of beneficial ownership on Form 3 and changes thereto on Form 4. Without admitting or denying any violations, Mr. Gillman agreed to cease and desist from committing or causing any violations of (i) Section 13(d) of the Exchange Act and Rules 13d-1 and 13d-2 promulgated thereunder and (ii) Section 16(a) of the Exchange Act and Rules 16a-2 and 16a-3 promulgated thereunder, and paid a civil penalty to the SEC in the amount of $30,000.

Other than as described above, our directors and executive officers have not been convicted or named in a pending criminal proceeding (excluding traffic and other minor offenses), or subject to any judgment, order or legal proceeding of the nature described in Item 401(f) of Regulation S-K.

Vote Required and Recommendation

Directors are elected by a majority of the votes cast with respect to such director's election at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the nominees listed above.

Director Compensation

The following table sets forth information regarding the compensation of our non-employee directors for the fiscal years ended February 28, 2021 and February 29, 2020.

Name and Principal Position	Year	Fees earned or paid in cash(1)	Stock awards (2)	Total
David W. Pointer, Chairman	2021	$48,000	$-	$48,000
	2020	$41,000	$14,000	$55,000

Dwight P. Aubrey, Director	2021	$36,000	-	$36,000
	2020	$29,000	$10,500	$39,500

John F. Chiste, Director	2021	$38,000	-	$38,000
	2020	$31,000	$10,500	$41,500

Charles Gillman	2021	$32,000	-	$32,000
	2020	$25,000	$10,500	$35,500

(1)
On November 13, 2020, and June 28, 2019, the Company awarded each non-employee director a discretionary cash bonuses of $12,000 and $5,000, respectively in recognition of the significant work performed as members of the Board and committees and additional contributions and services provided to the Company.

(2)
On June 28, 2019, the Company also awarded a grant of 6,000 shares of common stock that are immediately vested pursuant to the Plan to each non-employee director and a grant of 8,000 shares of common stock that are immediately vested pursuant to the Plan to the Chairman. Value of the grants were based on the closing market price of $1.75 per share on the grant date.

For the fiscal years ended February 28, 2021 and February 29, 2020 each director who is not employed by the Company receives $4,500 per quarter and the Chairman receives $9,000 per quarter. The Audit Committee Chairman (Mr. Chiste) receives $2,000 per quarter, the Compensation Committee Chairman (Mr. Aubrey) receives $1,500 per quarter and the Nominating Committee Chairman (Mr. Gillman) receives $500 per quarter. Payments for each quarter are paid in advance. All out-of-pocket expenses incurred by a director for attending Board or committee meetings are reimbursed by the Company. Mr. Eriksen does not receive any additional compensation as a director.

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended February 28, 2021 ("fiscal 2021") and continues to meet regularly to review matters affecting our company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2021, the Board of Directors held four (4) meetings and took one (1) action by unanimous written consent. During fiscal 2021, all directors attended at least 75% of all board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company's annual meeting. All directors attended the 2016 Annual Meeting of Stockholders which was the most recent annual meeting of stockholders held by the Company.

The Board of Directors is currently composed of the following five directors: Messrs. Aubrey, Chiste, Eriksen, Gillman and Pointer. The Board has determined that Messrs. Aubrey, Chiste, Gillman and Pointer all meet the criteria for independence specified in the Nasdaq Stock Market Marketplace Rules (the "Nasdaq Rules").

Code of Ethics

The Company has adopted a Code of Ethics for senior officers, which includes the Company’s principal executive officer, principal financial officer and controller, pursuant to the Sarbanes-Oxley Act of 2002. The Code of Ethics is published on the Company’s web site at www.solitrondevices.com on the Investor Relations page.

Board Leadership Structure

The amended and restated bylaws primarily provide the Board with flexibility, in its sole discretion, to separate the roles of Chairman of the Board and Chief Executive Officer. The Board decided to separate the positions of Chairman and Chief Executive Officer because the Board believes that doing so provides the appropriate leadership structure for the Company at this time. The separation of those two positions enables the Company's Chief Executive Officer to focus on the management of the business and the development and implementation of strategic initiatives while the Chairman leads the Board in the performance of its responsibilities. At this time, the Board believes that the overall corporate governance policies and practices combined with the strength of the independent directors and internal controls will complement the separate positions of Chairman and Chief Executive Officer. The amended and restated bylaws do however provide the Board with the flexibility to appoint a Chairman in the future who is also an officer of the Company.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management's assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Compensation Committee and Nominating Committee consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee consists of Messrs. Chiste (Chairman), and Aubrey. The Board of Directors has determined that the members of the Audit Committee are independent pursuant to the Nasdaq Rules. The Company’s Audit Committee generally has responsibility for appointing, overseeing and approving the compensation of our independent certified public accountants, reviewing and approving the discharge of our independent certified public accountants, reviewing the scope and approach of the independent certified public accountants’ audit, reviewing our audit and control functions, approving all non-audit services provided by our independent certified public accountants and reporting to our full Board of Directors regarding all of the foregoing. Additionally, our Audit Committee provides our Board of Directors with such additional information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require its attention. The Company has adopted an Audit Committee Charter, a copy of which is published on the Company’s web site at www.solitrondevices.com on the Investor Relations page. The Company has determined that the "audit committee financial expert" is Mr. Chiste. The Audit Committee met one time during fiscal year 2021.

Compensation Committee

The members of the Compensation Committee are Messrs. Aubrey (Chairman), Gillman and Pointer. The Board of Directors has determined that the members of the Compensation Committee are independent pursuant to the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: reviewing, evaluating and approving the agreements, plans, policies and programs of the Company to compensate the officers and directors of the Company and otherwise discharging the Board of Directors’ responsibilities relating to compensation of the Company’s officers and directors. The Compensation Committee has determined that no risks exist arising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. During fiscal year 2021, the Compensation Committee did not retain a compensation consultant to review our policies and procedures with respect to executive compensation. The Company has adopted a Compensation Committee Charter, a copy of which is published on the Company's website, www.solitrondevices.com on the Investor Relations page. The Compensation Committee met one time during fiscal year 2021.

Nominating Committee

The members of the Nominating Committee are Messrs. Gillman (Chairman), Chiste and Pointer. The Board of Directors has determined that the members of the Nominating Committee are independent pursuant to the Nasdaq Rules. The responsibilities and duties of the Nominating Committee consist of, but are not limited to: developing and periodically reviewing the criteria used to evaluate the suitability of potential candidates for membership on the Board of Directors; identifying and evaluating potential director candidates and submitting to the Board of Directors the candidates for director to be recommended by the Board of Directors for election at each annual meeting and to be added by the Board of Directors at any other times due to expansions to the Board of Directors, director resignations or retirements, and candidates for membership on each committee of the Board of Directors; making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees; and receiving and evaluating any stockholder nominations for directors received in accordance with Article II, Section 12 of the Company's By-laws in the same manner the Nominating Committee would evaluate a nomination received from any other party. The Company has adopted a Nominating Committee Charter, a copy of which is published on the Company's website at www.solitrondevices.com on the Investor Relations page. The Nominating Committee did not meet during fiscal year 2021.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o David W. Pointer, Chairman of the Board, Solitron Devices, Inc., 3301 Electronics Way, West Palm Beach, Florida 33407. Mr. Pointer will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to stockholders, to the functioning of the Board of Directors, or to the affairs of the Company.

Nominees for Director

The Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Nominating Committee is responsible for reviewing each candidate’s biographical information and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds, and professional expertise, among other factors.

The Board of Directors has established board candidate selection criteria to be applied by the Nominating Committee and by the full Board of Directors in evaluating candidates for election to the Board. These criteria include general characteristics, areas of specific experience and expertise and considerations of diversity. The criteria include the following:

●
Integrity and commitment to ethical behavior;
●
Personal maturity and leadership skills, especially in related fields;
●
Independence of thought;
●
Diversity of background and experience;
●
Broad business and/or professional experience with the understanding of business and financial affairs and the complexity of the Company's business;
●
Commitment to the Company's business and its continued well-being; and
●
Board members must be able to offer unbiased advice.

In addition to the minimum qualifications for each candidate described above, the Nominating Committee shall recommend that the Board of Directors select individuals to help ensure that:

●
Board members have executive management experience;
●
Board members have an understanding of the electronics/components industry;
●
A majority of the Board consists of independent directors;
●
Each of the Company's Audit Committee, Compensation Committee and Nominating Committee shall be comprised entirely of independent directors; and
●
At least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an "audit committee financial expert" under SEC rules.

Only individuals who are nominated in accordance with the procedures set forth in Article II, Section 12 of our By-laws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Article II, Section 12 of our By-laws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 30 days prior to the date of the meeting, provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder’s notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serving as a director if elected); and (ii) as to the stockholder giving the notice (x) the name and address of such stockholder as they appear on the Company’s books, and (y) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder.

SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors has selected MaloneBailey LLP (“MaloneBailey”) as our independent certified public accountants for the fiscal year ending February 28, 2022. MaloneBailey has served as our independent certified public accountants since October 2, 2019. Prior to engaging MaloneBailey, neither the Company nor anyone acting on the Company’s behalf consulted MaloneBailey regarding either (i) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

If the selection of MaloneBailey as our independent registered public accounting firm is not ratified by our stockholders, the Audit Committee will re-evaluate its selection, taking into consideration the stockholder vote on the ratification. However, the Audit Committee is solely responsible for selecting and terminating our independent registered public accounting firm, and may do so at any time at its discretion. A representative of MaloneBailey is expected to attend the Annual Meeting and be available to respond to appropriate questions. The representative also will be afforded an opportunity to make a statement, if he or she desires to do so.

Auditor Fees And Services

The following table sets forth the fees billed during fiscal 2021 and fiscal 2020 by MaloneBailey. MaloneBailey is our independent certified public accountant retained for the audit of the fiscal years ended February 28, 2021 and February 29, 2020.

	2021	2020
Audit Fees	$95,000	55,000(1)
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Totals	$95,000	$55,000
________________
(1)
For most of 2020 the Company had no auditor. The amount for 2020 is based on an equal split of the cost for the simultaneous audit of fiscal 2020 and 2019 that began after February 29, 2020.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has a policy of considering and, if deemed appropriate, approving, on a case by case basis, any audit or permitted non-audit service proposed to be performed by the Company’s principal accountant in advance of the performance of such service. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by the Company’s principal accountant. In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services performed by the Company’s principal accountant is consistent with maintaining the Company’s principal accountant’s status as our independent auditors at such time.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by MaloneBailey for the fiscal years ended February 28, 2021 and February 29, 2020 respectively as described above.

Vote Required and Recommendation

The proposal to ratify the selection of MaloneBailey as our independent accountant for the fiscal year ending February 28, 2022, requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged MaloneBailey LLP (“MaloneBailey”) as our independent registered public accountants registered to report on the conformity of the Company's financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.
The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.
The Audit Committee has discussed with MaloneBailey, our independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board ("PCAOB") and the Securities and Exchange Commission.

3.
The Audit Committee has also received the written disclosures and the letter from MaloneBailey required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of MaloneBailey with that firm.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors and the Board of Directors approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2021, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

John F. Chiste, Chairman
Dwight P. Aubrey

This "Audit Committee Report" is not "Soliciting Material," is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers for the Fiscal year Ended February 28, 2021

Our executive officers are Tim Eriksen and Mark W. Matson. Mr. Eriksen's position with the Company, his age and his biographical and business experience appear above under the caption "Board of Directors."

Mark W. Matson

Mr. Matson, age 61, was appointed President and Chief Operating Officer on July 22, 2016. Mr. Matson served as a consultant to the Company from May 2016 through July 2016. Prior to working as a consultant to the Company, Mr. Matson provided consulting services from March 2012 to May 2016 through Avlet, Denali Advanced Integration and Tuxedo Technologies with respect to manufacturing supply chain issues and systems and software issues related to security and processes at global manufacturing plants. Mr. Matson served as the Chief Operating Officer and Vice President of Operations at YSI, a maker of environmental monitoring instruments, sensors, software, systems and data collection platforms, from December 2010 to March 2012. Mr. Matson served as the Vice President of Global Operations and Engineering for Rockford Corporation, a company that designed, sourced and distributed high performance mobile audio products, from January 2006 to December 2010. Prior to joining Rockford Corporation, Mr. Matson was the General Manager and Chief Operations Officer for Benchmark Electronics' Division in Redmond, Washington from 2003 through 2005. Mr. Matson was a Vice President at Advanced Digital Information Corporation from 1998 to 2003 and prior to that at Interpoint Corporation. Mr. Matson has more than 20 years of operations experience.

Mr. Matson graduated with honors with a B.A. from California State University, Bakersfield.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid by the Company, to or on behalf of the following named executive officers for the fiscal years ended February 28, 2021 and February 29, 2020.

	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
Tim Eriksen, CEO, Interim CFO(1)	2021	$80,000	$50,000	-	-	$130,000
	2020	$77,736	$10,000	$26,250	-	$113,986

Mark Matson, President, COO(2)	2021	$200,000	$100,000	-	$36,159(3)	$336,159
	2020	$200,000	$20,000	$210,000	$35,756(3)	$465756

(1)
Mr. Eriksen was appointed Chief Executive Officer and Interim Chief Financial Officer effective as of July 22, 2016. On June 28, 2019 the Company granted Mr. Eriksen a discretionary bonus of $10,000, a grant of 15,000 shares of common stock that were immediately vested (valued at $26,250 based on the $1.75 closing price of the common stock on the date of the grant), and effective July 1, 2019 Mr. Eriksen’s salary was increased from $72,000 to $80,000. On November 13, 2020, the Company granted Mr. Eriksen the option to receive half of his bonus in shares instead of cash, which he elected. Mr. Eriksen received 7,669 shares, with a fair market value of $25,000, or $3.26 per share. Shares were issued under the 2019 Stock Incentive Plan.

(2)
Mr. Matson was appointed President and Chief Operating Officer effective as of July 22, 2016. On June 28, 2019 the Company granted Mr. Matson a discretionary bonus of $20,000, a grant of 120,000 shares of common stock that were immediately vested (valued at $210,000 based on the $1.75 closing price of the common stock on the date of the grant), and retroactive to January 1, 2019 Mr. Matson’s salary was increased from $160,000 to $200,000. On November 13, 2020, the Company granted Mr. Matson the option to receive half of his bonus in shares instead of cash, which he elected. Mr. Matson received 15,337 shares, with a fair market value of $50,000, or $3.26 per share. Shares were issued under the 2019 Stock Incentive Plan.

(3)
Represents Life, Disability and Medical Insurance premiums, personal auto expenses, allocation of the company’s corporate housing, and cell phone. For the year ended February 28, 2021, Life, Disability and Medical Insurance premiums were $6,449, housing allocation was $8,400, car expenses were $19,716, and cell phone was $1,594. For the year ended February 29, 2020, Life, Disability and Medical Insurance premiums were $4,890, housing allocation was $7,964, car expenses were $21,638, and cell phone was $1,264.

Based upon the Compensation Committee's review of the Company's compensation design features, and the Company's applied compensation philosophies and objectives, the Compensation Committee determined that risks arising from the Company's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

NON-BINDING ADVISORY VOTE ON
SAY ON PAY

Background of the Proposal

The Dodd-Frank Act requires all public companies to hold a separate nonbinding advisory stockholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company's proxy statement (commonly known as a "Say on Pay" proposal). At our 2016 annual meeting of stockholders, the most recent annual meeting of stockholders held by the Company, our executive compensation program was approved on an advisory basis by approximately 88% of the votes cast.

Executive Compensation

The Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both the short and long-term interests of our company and our stockholders. We have historically sought to achieve these objectives through three principal compensation programs: base salary, annual cash incentive bonus, and long-term equity incentives, in the form of grants of equity awards. Base salaries are designed primarily to attract and retain talented executives. Annual cash incentive bonuses are designed to motivate and reward hard work and dedication to the Company. Grants of equity are designed to provide a strong incentive for achieving long-term results by aligning the interests of our executives with those of our stockholders, while at the same time encouraging our executives to remain with us. The Board of Directors believes that our compensation program for our named executive officers for the fiscal year ended February 28, 2021 was appropriately based upon our performance and the individual performance and level of responsibility of the executive officers.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Solitron Devices, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Solitron Devices, Inc.'s Proxy Statement for the 2021 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of Solitron Devices, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the Say on Pay proposal.

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
THE ADVISORY VOTE ON SAY ON PAY IN FUTURE YEARS

Background of the Proposal

The Dodd-Frank Act also requires all public companies to hold a separate nonbinding advisory stockholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay”). Stockholders may also abstain from making a choice. After such initial votes are held, the Dodd-Frank Act requires all public companies to submit to their stockholders no less often than every six years thereafter the Frequency Vote on Say on Pay. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on the Frequency Vote on Say on Pay at the Annual Meeting.

Frequency Vote on Say on Pay

As discussed above, the Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executive that are commensurate and aligned with our performance and advances both the short and long-term interests of our company and our stockholders. The Board of Directors believes that giving our stockholders the right to cast an advisory vote every year on their approval of the compensation arrangements of our named executive officers provides our stockholders with the greatest amount of input on our executive compensation program.

Although the Board of Directors recommends that the Say on Pay proposal be voted on every year, our stockholders will be able to specify one of four choices for the frequency of the vote on the Say on Pay proposal as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain. This is an advisory vote and will not be binding on the Board of Directors or the Company. The Board of Directors may determine that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than may be indicated by this advisory vote of our stockholders. Nevertheless, the Compensation Committee will take into account the outcome of this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

Vote Required and Recommendation

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders.

The Board of Directors recommends the selection of “ONE YEAR” as your preference for the frequency with which stockholders are provided an advisory vote on Say on Pay.

APPROVAL OF THE ADOPTION OF THE SOLITRON DEVICES, INC. 2019 STOCK INCENTIVE PLAN

On June 28, 2019, the Board of Directors of Solitron Devices, Inc. adopted The Solitron Devices, Inc. 2019 Stock Incentive Plan (the “2019 Plan”). The purpose of the 2019 Plan is to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the stockholders of the Company.

The full text of the 2019 Plan, is set forth in Appendix A to this proxy statement.

Summary of the 2019 Stock Incentive Plan

Awards

The 2019 Plan provides for the grant of any or all of the following types of awards (collectively, the “Awards”): (a) options, (b) restricted stock, (c) restricted stock units, (d) stock appreciation rights, and (e) stock-based awards. The common stock that may be issued pursuant to Awards granted under the 2019 Plan shall be treasury shares or authorized but unissued shares of common stock. Upon the granting of any Award, the number of shares of common stock available for issuance under the 2019 Plan for granting of further Awards shall be reduced pursuant to the 2019 Plan. Awards settled in cash or property other than common stock shall not count against the total number of shares of common stock available to be granted pursuant to the 2019 Plan. If any award under the 2019 Plan is cancelled, forfeited or terminated for any reason prior to exercise, delivery or becoming vested in full, the shares of common stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under the 2019 Plan; provided, however, that any shares of common stock subject to an Award which is cancelled, forfeited or terminated in order to pay the exercise price of a stock option, purchase price or any taxes or tax withholdings on an award shall not be available for future Awards granted under the 2019 Plan. On October 12, 2021, the closing price of a share of our common stock reported on the OTC market was $8.55.

Forms of Awards

Stock Options. An award of options gives the participant the right to purchase shares of common stock on the terms and conditions that the Committee (as defined below) deems appropriate. All stock options granted under the 2019 Plan will be non-qualified stock options. The exercise price of an award of stock options will be fixed by the Committee. Options granted under the 2019 Plan shall terminate no later than the tenth anniversary of the grant date.

Restricted Stock: An award of restricted stock gives the participant the right to receive a specified number of shares of common stock, subject to certain restrictions and conditions of forfeiture as the Committee deems appropriate.

Restricted Stock Units: An award of restricted stock units gives the participant the right to receive shares of common stock upon the satisfaction of certain conditions, or if later, at the end of a specified deferral period.

Stock-Appreciation Rights: An award of stock appreciation rights gives the participant the right to receive all or some portion of the increase in value of a fixed number of shares of common stock granted under the 2019 Plan. Upon exercise of a stock appreciation right, a participant shall be entitled to receive payment, in cash, shares of common stock, or a combination of both, as determined by the Committee. The amount of such payment shall be determined by multiplying the excess, if any, of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the grant date, by the number of shares of common stock with respect to which the stock appreciation rights are then being exercised.

Other Awards: Other awards include awards of shares of common stock, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, common stock. Such awards may be made alone or in addition to or in connection with any other award granted hereunder.

Effect of a Change in Control

Upon a "Change in Control" the surviving, continuing, successor or purchasing entity or parent thereof may without the consent of any participant assume or continue the Company's rights and obligations under each award or any portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the acquiror's stock, as applicable. Outstanding awards which are not assumed, substituted for, or otherwise continued by the acquiror shall accelerate and become fully vested effective immediately prior to, but contingent upon, the consummation of the Change in Control; and thereafter all awards shall terminate to the extent not exercised or settled as of the date of the Change in Control. Any award that is settled shall be settled in such form as the Committee may specify, in an amount equal to the Change in Control price with respect to shares subject to the vested portion of the award net of the exercise price thereof, if applicable.

Term and Amendments

The 2019 Plan became effective on June 28, 2019 (“Effective Date”), the date the Board approved the 2019 Plan, and shall terminate on the tenth anniversary of the Effective Date unless earlier terminated by the Board.

The Board may, at any time and from time to time, amend, suspend or terminate the 2019 Plan as to any shares of common stock as to which awards have not been granted; provided, however, that the approval of the stockholders of the Company in accordance with applicable law and the Certificate of Incorporation and Bylaws of the Company shall be required for any amendment of which stockholder approval is necessary to comply with federal or state law. Except as expressly provided in the 2019 Plan, no amendment, suspension or termination of the 2019 Plan shall, without the consent of the holder of an award, alter or impair rights or obligations under any award theretofore granted under the 2019 Plan. Awards granted prior to the termination of the 2019 Plan may extend beyond the date the 2019 Plan is terminated and shall continue subject to the terms of the 2019 Plan as in effect on the date the 2019 Plan is terminated.

Shares Subject to the 2019 Plan

The 2019 Plan originally covered an aggregate of 225,000 shares of common stock, $0.01 par value, of the Company. As of October 12, 2021, 40,994 shares of common stock remain available for equity awards under the 2019 Plan.

2019 Plan Participants

From time to time, a committee or sub-committee of the Board may determine the eligible individuals under the 2019 Plan. The eligible individuals under the 2019 Plan are any employee, consultant, officer, director (employee or non-employee director) or independent contractor of the Company and any prospective employee to whom awards are granted in connection with an offer of future employment with the Company.

Administration of the 2019 Plan

The 2019 Plan may be administered by a committee or sub-committee (“Committee”) of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). If no Committee exists, the functions of the Committee will be exercised by the Board. The 2019 Plan is currently administered by the Compensation Committee. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

The Committee may delegate authority to officers or employees of the Company to assist the Committee in the administration of the 2019 Plan. The Committee may designate professional advisors to assist the Committee in the administration of the 2019 Plan and the Company shall pay all expenses and costs for the engagement of the advisors.

Transferability

A participant may not transfer an award other than by will or the laws of descent and distribution. Awards may be exercised during the participant’s lifetime only by the participant. Any purported transfer of an award in contravention of the provisions of the 2019 Plan shall have no force or effect and shall be null and void, and the purported transferee of such award shall not acquire any rights with respect to such award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the transfer of an award to a participant’s “family member” under such terms and conditions as specified by the Committee. In such case, such award shall be exercisable only by the transferee approved of by the Committee.

Federal Income Tax Consequences of Awards under the 2019 Plan

The U.S. federal income tax consequences of the 2019 Plan under current federal law, which is subject to change, are summarized in the following discussion of the applicable general tax principles. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company will generally be entitled to deduct, and the participant will recognize, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.

The current federal income tax consequences of other awards authorized under the 2019 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture and performance shares result in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance share units, performance units, dividend equivalents, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2019 Plan in connection with a “change in control” (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (parachute payments) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards granted to a covered employee within the meaning of Section 162(m) of the Code may not be permitted to be deducted by the Company in certain circumstances.

If any award constitutes non-qualified deferred compensation under Section 409A of the Code, the incentive will be structured with the intent that it will comply with Section 409A to avoid the imposition of additional tax, penalties, and interest on the participant.

New Plan Benefits Under the 2019 Plan

Because future awards under the 2019 Plan will be granted in the discretion of the Compensation Committee or the Board of Directors, the type, number, recipients, and other terms of such awards cannot be determined at this time.

Vote Required and Recommendation

The proposal to approve the 2019 Plan requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

The board of directors unanimously recommends a vote “FOR” the approval of The Solitron Devices, Inc. 2019 Stock Incentive Plan.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of October 12, 2021 by (i) all directors, (ii) the named executive officers for the year ended February 28, 2021, (iii) all executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding common stock. Unless noted otherwise, the corporate address of each person listed below is 3301 Electronics Way, West Palm Beach, Florida 33407.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of common stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned. Except as noted below, all shares were owned directly with sole voting and investment power.

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares(1)
Tim Eriksen	279,956(2)	13.4%

Mark Matson	157,091	7.5%

Dwight P. Aubrey	6,000	0.3%

John F. Chiste	6,000	0.3%

Charles Gillman	6,000	0.3%

David W. Pointer	90,054(3)	4.3%

All Executive Officers and Directors as a Group (6 persons)	545,101	26.2%

Olesen Value Fund L.P. 60 W. Broad Street, Suite 304 Bethlehem, Pennsylvania 18018	281,190(4)	13.5%

John Stayduhar 3597 Birdie Dr. Lake Worth, Florida 33467	185,000(5)	8.9%

Bossert Capital 729 N Washington Ave Suite 600 Minneapolis, Minnesota 55401	154,747(6)	7.4%

________________

(1)
Based on 2,083,452 shares of our common stock outstanding as of October 12, 2021. For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Act"); the inclusion of shares beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of such Act.

(2)
Represents 198,341 shares of common stock owned by Cedar Creek Partners LLC, an investment partnership, for which Eriksen Capital Management LLC ("ECM") is the Managing Member, 28,975 shares of common stock owned by managed accounts of ECM, and 52,640 shares of common stock owned solely by Mr. Eriksen. The respective owners of the managed accounts are responsible to vote the shares of common stock. By virtue of ECM's investment advisory agreement with the clients of ECM, Mr. Eriksen may be deemed to beneficially own the shares owned by Cedar Creek Partners and the managed accounts.

(3)
Represents 23,000 shares owned by Mr. Pointer and 67,054 shares of common stock owned by V.I. Capital Fund, LP, for which Mr. Pointer is the managing partner of V.I. Capital Fund LP and the founder and managing partner of V.I Capital Management, LLC, the general partner of V.I. Capital Fund, LP. Mr. Pointer disclaims beneficial ownership of the reported securities owned by V.I. Capital except to the extent of his pecuniary interest therein.

(4)
This information is based solely on the Form 5 filed on April 11, 2019. Olesen Value Fund L.P. ("OVF") is a private investment partnership existing under the laws of the State of Delaware. Olesen Capital Management LLC is the General Partner and Investment Advisor to OVF. Mr. Christian Olesen is the Managing Member of OVF and has the sole power to vote and dispose of the 281,190 shares of common stock.

(5)
This information is based solely on the Form 4 filed with the Securities and Exchange Commission on July 29, 2016.

(6)
This information is based solely on the Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2021.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and ten percent stockholders of the Company to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Directors, executive officers, and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required during the year ended February 28, 2021, all Section 16(a) filing requirements applicable to directors and executive officers of the Company and ten percent stockholders of the Company were timely filed.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon the exercise of outstanding options and our common stock that remains available for future issuance as of February 28, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders	-	-	40,994(1)
Total	-	-	40,994

(1)
Represents 40,994 shares of common stock available under the Solitron Devices, Inc. 2019 Stock Incentive Plan (the "2019 Plan") after the grant of 23,006 shares on November 13, 2020.

The 2019 Plan was created effective June 28, 2019 to enable the Company to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the stockholders of the Company. Pursuant to the 2019 Plan, the Company may grant common stock, options, restricted stock, stock appreciation rights and stock based awards to eligible individuals. Pursuant to the 2019 Plan, the Company was authorized to grant incentive awards for up to 225,000 shares of common stock subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. All employees, officers, directors (employee or non-employee directors) of the Company were eligible to receive awards under the 2019 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company currently purchases and has purchased in the past die and wafers, as specified by the Company's customers, from ES Components. Mr. Aubrey is a minority owner, and an immediate family member of Mr. Aubrey is the majority owner of ES Components. For the fiscal year ended February 28, 2021, the Company purchased $65,892 of die from ES Components and $11,600 of used equipment. For the fiscal year ended February 29, 2020, the Company purchased $58,395 of die from ES Components. The Company has included these expenses in cost of goods sold in its statement of operations. The Company occasionally makes sales to ES Components. For the fiscal years ended February 28, 2021 and February 29, 2020, sales were $0.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended February 28, 2021, without exhibits, is being made available with this proxy statement. Stockholders are referred to the report for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended February 28, 2021 may be obtained without charge by writing to Mr. Tim Eriksen, Chief Executive Officer, c/o Solitron Devices, Inc., at corporate@solitrondevices.com. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost of furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our Board of Directors does not intend to present to the Annual Meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the Annual Meeting, and is a matter which should come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2022 Annual Meeting

Proposals of stockholders intended to be presented at the 2022 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than July 8, 2022 to be included in the proxy statement for that meeting.

In addition, pursuant to our Bylaws, to be timely, a stockholder proposal must be delivered or mailed to and received at the principal executive offices of the Company not less than 30 days prior to the date of an annual meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of a meeting is given or made to stockholders, to be timely, a stockholder proposal must be so received not later than the close of business on the tenth day following the day on which such notice of the date of an annual meeting was mailed or such public disclosure was made.

Appendix A
SOLITRON DEVICES, INC.

2019 STOCK INCENTIVE PLAN

1. ESTABLISHMENT, EFFECTIVE DATE AND TERM

Solitron Devices, Inc., a Delaware corporation, hereby establishes the Solitron Devices, Inc. 2019 Stock Incentive Plan. The Effective Date of the Plan shall be the date the Plan was approved by the Board. Unless earlier terminated pursuant to Section 15(k) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Annex A attached hereto.

2. PURPOSE

The purpose of the Plan is to enable the Company to attract, retain, reward, and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of the Company.

3. ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company, pursuant to the terms of the Plan.

4. ADMINISTRATION

(a) Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan and deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive, and binding with respect to the interpretation and administration of the Plan, any Award, or any Award Agreement entered into under the Plan.

(b) Delegation to Officers or Employees. The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan. The Committee may delegate authority to officers or employees of the Company to grant Awards and execute Award Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose and in accordance with applicable law.

(c) Designation of Advisors. The Committee may designate professional advisors to assist the Committee in the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d) Participants Outside the U.S. In order to conform with the provisions of local laws and regulations of foreign countries which may affect the Awards or the Participants, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e) Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under other agreements, applicable law or under the Certificate of Incorporation or Bylaws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

5. SHARES OF COMMON STOCK SUBJECT TO PLAN

(a) Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be 225,000 shares.

(b) Reduction of Shares Available for Awards. Upon the granting of an Award, the number of shares of Common Stock available for issuance under this Section for the granting of further Awards shall be reduced as follows:

(i) In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right;

(ii) In connection with the granting of an Award that is settled in Common Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award; and

(iii) Awards settled in cash or property other than Common Stock shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(c) Cancelled, Forfeited, or Surrendered Awards. Notwithstanding anything to the contrary in this Plan, if any award under this Plan is cancelled, forfeited or terminated for any reason prior to exercise, delivery or becoming vested in full, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under this Plan; provided, however, that any shares of Common Stock subject to an Award which is cancelled, forfeited or terminated in order to pay the exercise price of a stock option, purchase price or any taxes or tax withholdings on an award shall not be available for future Awards granted under this Plan.

(d) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee to: (i) the aggregate number and kind of shares of Common Stock available under the Plan, (ii) the calculation of the reduction of shares of Common Stock available under the Plan, (iii) the number and kind of shares of Common Stock issuable pursuant to outstanding Awards granted under the Plan and/or (iv) the Exercise Price of outstanding Options or Stock Appreciation Rights granted under the Plan. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(d), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

6. OPTIONS

(a) Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

(b) Type of Options. All Options granted under the Plan shall be Non-Qualified Stock Options.

(c) Exercise Price. The Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d) Reserved.

(e) Limitation on Option Period. Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(f) Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Plan and in the Award Agreement relating thereto.

(g) Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to the Company a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(h) Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i) by cash, certified or cashier’s check, bank draft or money order;

(ii) through the delivery to the Company of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Company incurring any liability under Section 16(b) of the Exchange Act; or

(iii) by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit, including, but not limited to through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

(i) Termination of Employment. Unless otherwise provided in an Award Agreement in the case of the Participant’s death or Disability, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire.

(i) Termination for Reason Other Than Cause, Disability or Death. If a Participant’s termination of employment or other service is for any reason other than death, Disability, Cause or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(ii) Disability. If a Participant’s termination of employment or other service with the Company is by reason of a Disability of such Participant, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(iii) Death. If a Participant dies while in the employment or other service of the Company, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(iv) Termination for Cause. In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a) Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock or Restricted Stock Units, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock and Restricted Stock Units shall satisfy the requirements as set forth in this Section.

(b) Restrictions. The Committee shall impose such restrictions on any Restricted Stock or Restricted Stock Unit granted pursuant to the Plan as it may deem advisable including, without limitation, time-based vesting restrictions or the attainment of Performance Goals.

(c) Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“Shares of stock represented by this certificate are subject to certain terms, conditions, and restrictions on transfer as set forth in the Solitron Devices, Inc. 2019 Stock Incentive Plan (the “Plan”), and in an agreement entered into by and between the registered owner of such shares and Solitron Devices, Inc. (the “Company”), dated ___, 20__ (the “Award Agreement”). A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

(d) Removal of Restrictions. Except as otherwise provided in the Plan or under federal or state securities laws, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions and if permitted under federal and state securities laws, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock, if any.

(e) Stockholder Rights. Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividends and distributions shall be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed. Holders of the Restricted Stock Units shall not have any of the rights of a stockholder, including the right to vote or receive dividends and other distributions, until Common Stock shall have been issued in the Participant’s name pursuant to the Restricted Stock Units.

(f) Termination of Service. Unless otherwise provided in an Award Agreement in the case of the Participant’s death or Disability, if a Participant’s employment or other service with the Company terminates for any reason, all unvested shares of Restricted Stock and Restricted Stock Units held by the Participant and any dividends or distributions held in escrow by the Company with respect to Restricted Stock shall be forfeited immediately and returned to the Company.

(g) Payment of Common Stock with respect to Restricted Stock Units. Notwithstanding anything to the contrary herein, unless otherwise provided in the Award Agreement, Common Stock will be issued with respect to Restricted Stock Units no later than March 15 of the year immediately following the year in which the Restricted Stock Units are first no longer subject to a substantial risk of forfeiture as such term is defined in Section 409A of the Code and the regulations issued thereunder (“RSU Payment Date”). In the event that Participant has elected to defer the receipt of Common Stock pursuant to an Award Agreement beyond the RSU Payment Date, then the Common Stock will be issued at the time specified in the Award Agreement or related deferral election form. In addition, unless otherwise provided in the Award Agreement, if the receipt of Common Stock is deferred past the RSU Payment Date, Dividend Equivalents on the Common Stock covered by Restricted Stock Units shall be deferred until the RSU Payment Date.

8. STOCK APPRECIATION RIGHTS

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b) Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c) Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the Company, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d) Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

9. RESERVED

10. OTHER AWARDS

Awards of shares of Common Stock, phantom stock and other Awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such Common Stock may be issued in satisfaction of Awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. In addition, such Awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such Award. Each such Award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the Award, any consideration therefore, any vesting or Performance Goal requirements, and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

11. RESERVED

12. CHANGE IN CONTROL

Except as otherwise provided for in an Award Agreement, and subject to the requirements and limitations of Section 409A of the Code, if applicable, in the event of a Change in Control: (a) the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; and (b) outstanding Awards which are not assumed, substituted for, or otherwise continued by the Acquiror shall accelerate and become fully vested effective immediately prior to, but contingent upon, the consummation of the Change in Control; and thereafter, all Awards shall terminate to the extent not exercised or settled as of the date of the Change in Control. Any Award that is settled shall be settled in such form as the Committee may specify, in an amount equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof, if applicable.

13. CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (ii) treat the employment or other services of a Participant performing services for such entity or business unit as terminated, if such Participant is not employed by the Company or any entity that is a part of the Company, immediately after such event.

14. REQUIREMENTS OF LAW

(a) Violations of Law. The Company shall not be required to make any payments, sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b) Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c) Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d) Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

15. GENERAL PROVISIONS

(a) Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that each Award Agreement shall comply with the terms of the Plan.

(b) Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(c) Dividends and Dividend Equivalents. Except as set forth in the Plan, an Award Agreement or provided by the Committee in its sole and absolute discretion, a Participant shall not be entitled to receive, on a deferred basis, cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Common Stock covered by an Award. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. No dividends or Dividend Equivalents shall be paid to Participants with respect to unvested Awards until such Awards vest, but this sentence shall not prohibit the payment of dividends or Dividend Equivalents attributable to the period while the Awards were unvested to be paid upon or after the vesting date.

(d) Deferral of Awards. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for the Company determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a stockholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(e) Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(f) Stockholder Rights. Except as expressly provided in the Plan or an Award Agreement, a Participant shall not have any of the rights of a stockholder with respect to Common Stock subject to the Awards prior to satisfaction of all conditions relating to the issuance of such Common Stock, and no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(g) Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee.

(h) Buyout and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(i) Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

(j) Modification or Substitution of an Award. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards, provided that, except as expressly provided in the Plan, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

(k) Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the stockholders of the Company in accordance with applicable law and the Certificate of Incorporation and Bylaws of the Company shall be required for any amendment of which stockholder approval is necessary to comply with federal or state law (including without limitation Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as expressly provided in the Plan, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(l) Section 409A of the Code. This Plan is intended to comply with the requirements of Section 409A of the Code, and the provisions hereof shall be interpreted in a manner that satisfies its requirements and the related regulations, and the Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

(m) Notification of 83(b) Election. If in connection with the grant of any Award, any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(n) Disclaimer of Rights. No provision in the Plan, any Award granted hereunder, or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(o) Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(p) Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

(q) Other Benefits. No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(r) Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(s) Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(t) Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(u) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(v) Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to the Company, to its principal place of business, and if to the holder of an Award, to the address as appearing on the records of the Company.

ANNEX A

DEFINITIONS

“Award” means any Common Stock, Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or any other award granted pursuant to the Plan.

“Award Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

“Board” means the board of directors of the Company.

“Cause” means, with respect to a termination of employment or other service with the Company, a termination of employment or other service due to a Participant’s dishonesty, fraud, or willful misconduct; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” means: (i) any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of Company Common Stock) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) or more of the value of the Company’s then outstanding securities (the “Majority Owner”); provided, however, that no Change in Control shall occur under this paragraph (i) unless a person who was not a Majority Owner at some time after the Effective Date becomes a Majority Owner after the Effective Date; (ii) a merger, consolidation, reorganization, or other business combination of the Company with any other entity, other than a merger or consolidation which would result in the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) by value of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the consummation of the sale or disposition by the Company of all or substantially all of its assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the securities of the Company by value at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company.

However, to the extent that Section 409A of the Code would cause an adverse tax consequence to a Participant using the above definition, the term “Change in Control” shall have the meaning ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time in either subsequent regulations or other guidance, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. If no Committee exists, the functions of the Committee will be exercised by the Board. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

“Common Stock” means the common stock, par value $0.01 per share, of the Company or any other security into which such common stock shall be changed as contemplated by the adjustment provisions of Section 5 of the Plan.

“Company” means Solitron, the subsidiaries of Solitron and all other entities whose financial statements are required to be consolidated with the financial statements of Solitron pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of Solitron as determined by the Committee in its sole and absolute discretion.

“Covered Individual” means any current or former member of the Committee, any current or former officer or director of the Company, or, if so determined by the Committee in its sole discretion, any individual designated pursuant to Section 4(c).

 “Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

 “Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

“Eligible Individual” means any employee, consultant, officer, director (employee or non-employee director) or independent contractor of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price per share of each share of Common Stock subject to an Award.

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the Financial Industry Regulatory Authority, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the Financial Industry Regulatory Authority, Inc., the Fair Market Value shall be determined in good faith by the Committee.

 “Grant Date” means, unless otherwise provided by applicable law, the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

“Non-Qualified Stock Option” means an Option which is not an “incentive stock option” within the meaning of Code Section 422.

“Option” means an option to purchase Common Stock granted pursuant to Sections 6 of the Plan.

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

“Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award.

“Person” shall mean any person, corporation, partnership, limited liability company, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or subsidiary of the Company.

“Plan” means this Solitron Devices, Inc. 2019 Stock Incentive Plan.

“Prospective Employee” means any individual who has committed to become an employee or independent contractor of the Company within sixty (60) days from the date an Award is granted to such individual.

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 7 hereunder.

“Restricted Stock Unit” means a right, granted under this Plan, to receive Common Stock upon the satisfaction of certain conditions, or if later, at the end of a specified deferral period following the satisfaction of such conditions.

 “Solitron” means Solitron Devices, Inc., a Delaware corporation.

 “Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 8 hereunder.

 “Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

YOUR VOTE IS IMPORTANT. PLEASE VOTE

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SOLITRON DEVICES,

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 8, 2021.

INTERNET/MOBILE –
www.cstproxyvote.com
Use the internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROX

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2, 3, 5 AND 6 AND FOR "ONE YEAR" FOR PROPOSAL 4.

Please mark your votes like **X**

Name	Age	Position with the Company	Class	Year Term Expires	For	Withhold	Abstain
Dwight P. Aubrey	75	Director	Class I	2023	☐	☐	☐
John F. Chiste	65	Director	Class I	2023	☐	☐	☐
Tim Eriksen	52	Chief Executive Officer, Interim Chief Financial Officer and Director	Class II	2024	☐	☐	☐
David W. Pointer	51	Chairman	Class II	2024	☐	☐	☐
Charles M. Gillman	51	Director	Class III	2022	☐	☐	☐

(4) A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years; ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN ☐

(5) The approval of the 2019 Stock Incentive Plan; and FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly** ____________________ **Date**________, **2021**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The 2021 Proxy Statement and the 2021 Annual Report to Stockholders are available at: https://www.cstproxy.com/solitrondevices/2021

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SOLITRON DEVICES, INC.

The undersigned appoints Tim Eriksen and Mark Matson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Solitron Devices, Inc., held of record by the undersigned at the close of business on October 12, 2021 at the Annual Meeting of Stockholders of Solitron Devices, Inc. to be held on December 9, 2021, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 5 AND PROPOSAL 6, AND FOR "ONE YEAR" FOR PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)